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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  __________


                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): January 12, 1999
                                                        ----------------

                                  __________


                             OMEGA CABINETS, LTD.
                         -----------------------------
            (Exact name of Registrant as specified in its charter)


     Delaware                       333-37135                     42-1423186
     --------                       ---------                     ----------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer I.D.
   of Incorporation)                                              Number)


                                  __________


         1205 Peters Drive, Waterloo, Iowa                    50703
         ---------------------------------                  ---------
      (Address of Principal Executive Offices)              (Zip Code)


                                (319) 235-5700
               ------------------------------------------------
              Registrant's Telephone Number, including area code



                                 Page 1 of 84
                            Exhibit Index on page 5

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Item 5. Other Events

     Pursuant to a Consent Solicitation Statement dated January 12, 1999, which is attached hereto as Exhibit 99.1, Omega Cabinets, Ltd., a Delaware corporation (the "Company"), has solicited the consent of the holders of the Company's 10-1/2% Senior Subordinated Notes due June 15, 2007 ("Notes") to amend certain provisions of the Indenture governing the Notes dated July 24, 1997 among the Company, the Guarantors (as defined therein) and The Chase Manhattan Bank, as Trustee.

                                      -2-
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Item 7.  Financial Statements and Exhibits

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     Exhibit 99.1      Consent Solicitation Statement dated January 12, 1999

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                                      -3-
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OMEGA CABINETS, LTD.



                                    By:       /s/ John Horton
                                        --------------------------------------
                                        Name:     John Horton

Date:  January 12, 1999

                                      -4-
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Exhibit Index                                                                                   Page
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
     Exhibit 99.1      Consent Solicitation Statement dated January 12, 1999                      6

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